KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND

ANNUAL REPORT TO SHAREHOLDERS

For the year ended August 31, 1996 offering investors the opportunity for high current income consistent with low volatility of principal

"... We favored current coupon ARM securities over Treasuries because of the additional yield advantage they provided."

                                          [KEMPER LOGO]

CONTENTS

3
Economic Overview
5
Performance Update
8
Portfolio Statistics
9
Portfolio of
Investments
10
Report of
Independent Auditors
11
Financial Statements
13
Notes to
Financial Statements
18
Financial Highlights


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND TOTAL RETURNS
--------------------------------------------------------------------------------

For the year ended August 31, 1996
(unadjusted for any sales charge)

                                 [BAR GRAPH]


CLASS A                                                                  4.55%
CLASS B                                                                  3.79%
CLASS C                                                                  3.82%
LIPPER ADJUSTABLE RATE MORTGAGE FUNDS CATEGORY AVERAGE*                  3.92%


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

                                                              AS OF     AS OF
                                                              8/31/96   8/31/95
--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE U.S.
GOVERNMENT FUND CLASS A                                        $8.22     $8.30
--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE U.S.
GOVERNMENT FUND CLASS B                                        $8.23     $8.31
--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE U.S.
GOVERNMENT FUND CLASS C                                        $8.24     $8.32
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND RANKINGS*
--------------------------------------------------------------------------------

COMPARED TO ALL OTHER FUNDS IN THE LIPPER ADJUSTABLE RATE MORTGAGE FUNDS
CATEGORY

                   CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
1-YEAR              #43 OF       #49 OF       #48 OF
                   56 FUNDS     56 FUNDS     56 FUNDS
--------------------------------------------------------------------------------
5-YEAR             #2 OF 16       N/A          N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF AUGUST 31, 1996.

                    CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
ONE-YEAR INCOME:    $0.4486     $0.3886     $0.3913
--------------------------------------------------------------------------------
AUGUST DIVIDEND:    $0.0365     $0.0314     $0.0318
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION
RATE+:                5.33%       4.58%       4.63%
--------------------------------------------------------------------------------
SEC YIELD+:           5.25%       4.67%       4.64%
--------------------------------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on August 31, 1996. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 1996, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

TERMS TO KNOW

AVERAGE ANNUAL TOTAL RETURN Average annual total return is a fund's total return expressed as an annualized average, adjusted for the maximum sales charge for Class A shares or the applicable contingent deferred sales charge in effect at the end of the period for Class B and C shares.

ADJUSTABLE RATE MORTGAGES (ARMS) ARMs are mortgages whose interest rates adjust periodically based on changes to a corresponding index rate. To protect the borrower against dramatic rate increases in a short period of time, ARMs are often originated with interest rate caps. An interest rate cap assures the borrower that the rate will not adjust beyond a certain point within a specific period.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period.

ECONOMIC OVERVIEW

[STEPHEN B. TIMBERS PH0T0]

Stephen B. Timbers is president, chief investment and executive officer of Zurich Kemper Investments, Inc. (ZKI). ZKI and its affiliates manage approximately $79 billion in assets, including $45 billion in retail mutual funds. Timbers is a graduate of Yale University and holds an M.B.A. from Harvard University.

DEAR SHAREHOLDER,

Concerns about rising interest rates, the possibility of higher price inflation and Federal Reserve tightening of credit continue to contribute to considerable market volatility. But while the professional traders tend to debate over every economic release, individuals who invest in mutual funds for the long term have been wise to stay the course. Indeed, several recent economic measures are quite reassuring and argue in favor of a continued healthy economy with low inflation.

        The economy expanded at a 4.2% annual rate in the second quarter, the fastest pace since the second quarter of 1994. This robust growth is welcome in general but has tended to roil markets, which fear strong growth will lead to overheating and inflationary pressures. So far, however, such fears have been largely unwarranted. With the exception of food prices, whose increases were weather-related, there have been no significant signs of inflationary pressures. As it has so often recently, the economy is in the process of slowing itself down. While the Federal Reserve Board stands by ready to attempt to moderate economic growth with either interest rate cuts or

ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]



                          NOW (9/30/96)  6 MONTHS AGO  1 YEAR AGO  2 YEARS AGO
--------------------------------------------------------------------------------
10-year Teasury rate(1)       6.83           6.51          6.04       7.74
Prime rate(2)                 8.25           8.25          8.75       7.75
Inflation rate(3)                3           2.9           2.81       2.61
The U.S. dollar(4)            3.32           8.94         -1.05      -5.28
Capital goods orders(5)       6.12           3.98         13.61      15.74
Industrial production(5)      3.5            2.56          1.92       6.77
Employment growth(6)          2.01           1.76          2.16       3.3




(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)     The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)     These influence corporate profits and equity performance.

(6)     An influence on family income and retail sales.

*  Data as of August 31, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

ECONOMIC OVERVIEW

increases, such intervention can run the risk of going too far in one direction. It appears that our economy today is self-regulating.

  Based on these snapshots of the economy, then, we look for a relatively calmer remainder of the year. Our forecast calls for growth to slow down in the fourth quarter, to result in an advance of about 2.5% for the entire year. Assuming that bond and stock market investors concur that there is no chance of an overheating economy or significantly rising interest rates, the markets should relax, as well.

  Our market forecast 10 months into the year is not much different from what we forecasted in January. The bond market, which is climbing back from a decline this year, may produce a 5% total return in 1996. The stock market, after the correction is completed, may advance 10% to 15% for the year. Naturally, future market conditions cannot be predicted with assurance.

  In addition, we are projecting that long-term (30-year) interest rates will hover in the 6.5% to 7.0% range. Short-term interest rates may drop below their current levels. Finally, we would be surprised if the Federal Reserve Board moved to adjust interest rates more than 25 basis points either way for the remainder of the year.

  Given the economic environment, we do not look for an upset in the upcoming presidential election. Much more interesting will be which party wins the most congressional seats. If the Democrats regain control of Congress, a bond market sell-off could occur.

  While U.S. markets are expected to provide modest returns, we continue to advocate the benefits of diversification into alternate markets. Many overseas markets are forecasted to grow at a rate well above our 2.5% growth expectation for the U.S., and there are many equity and fixed-income opportunities abroad. The value of the U.S. dollar, always a concern to international investors, will probably not strengthen much against other currencies for the foreseeable future.

  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

October 15, 1996

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN MARCH 1996, AND IS A SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND. VANDENBERG HAS MORE THAN 22 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A BACHELORS DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

[BYRNES PHOTO]

ELIZABETH BYRNES JOINED ZURICH KEMPER INVESTMENTS, INC. IN 1982 AND IS A FIRST VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND. BYRNES RECEIVED HER B.S. DEGREE FROM MIAMI UNIVERSITY AND IS A CERTIFIED PUBLIC ACCOUNTANT.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED
ON MARKET AND OTHER CONDITIONS.

IN THE LAST TWELVE MONTHS, THE GOVERNMENT BOND MARKET SAW A PRECIPITOUS DECLINE IN MARKET YIELDS ONLY TO BE FOLLOWED BY A SOMEWHAT STRONGER ECONOMY, WHICH FUELED HIGHER YIELDS. BELOW, PORTFOLIO MANAGERS BETH BYRNES AND RICHARD VANDENBERG EXPLAIN HOW THEY FINE-TUNED THE FUND'S PORTFOLIO TO OPTIMIZE ITS PERFORMANCE IN BOTH ENVIRONMENTS.

Q    THE FUND'S RETURNS FOR THE FISCAL YEAR PERIOD, SEPTEMBER 1995 THROUGH
AUGUST 1996, WERE SOMEWHAT LOWER THAN LAST FISCAL YEAR'S RETURNS. DID THE INVESTMENT CLIMATE SHIFT OVER THE LAST 12 MONTHS?

A    Yes, the investment climate has changed dramatically over the past twelve months. At the start of this fiscal year, the economy was growing at a slow pace, inflation was low and as a result, interest rates were declining. By mid-year, market rates had reversed course as the economy was gaining more momentum than had been previously anticipated and fears of a rise in inflation were sparked.

Q    WHAT CAUSED THESE CHANGES AND WHAT WAS THEIR EFFECT ON THE GOVERNMENT
MARKET?

A    During the first four months of the period, there was optimism that negotiations occurring in Washington D.C. would lead to a balanced budget agreement, which would produce a credible plan for reducing the federal budget deficit. In addition, economic indicators suggested that the economy was slowing down and that the potential existed for the Federal Reserve Board (the Fed) to lower short-term interest rates. The Fed did in fact move in December 1995 and January 1996, to lower interest rates. This created a very favorable environment for the government market, and bond yields declined (prices appreciated).

     In February 1996, data was released which indicated that economic growth was improving. In addition, Federal budget negotiations had broken down. Moreover, with the start of the presidential primaries, focus moved away from the Federal budget and deficit reduction proposals toward other issues. This effectively eliminated the chances for a balanced budget during the first half of 1996. As optimism about deficit reduction began to fade and the pace of economic growth improved, bond yields began rising (prices declined).

     The most dramatic rise in yields occurred in early March, when the U.S. Department of Labor announced an unanticipated and dramatic increase in employment growth. Many bond investors saw this data as evidence that the economy was growing faster than its potential, or at an inflationary pace. The news caused a sell-off in the market and yields on the two-year U.S. Treasury jumped from 5.39 percent on March 7, 1996 to 5.74 on March 8, 1996, an increase of 35 basis points, which was a significant move for such a short maturity security.

     During the remainder of the fiscal year, the government market traded in a choppy pattern as

PERFORMANCE UPDATE

economic indicators gave mixed signals about the ongoing pace of economic growth. At the close of the period, the two-year Treasury yield had risen to
6.35 percent.

Q    WAS PERFORMANCE IMPACTED BY RISING INTEREST RATES?

A    Both the performance of the government bond market and Kemper Adjustable
Rate U.S. Government Fund were both adversely impacted by the upward tick in interest rates that began occurring in early 1996. During the first half of the year, we had expected interest rates to decline. With this expectation, we positioned the fund with a longer than average duration. Remember, the longer a fund's duration, the more sensitive it is to interest rate changes. As rates decline, a longer duration supports more price appreciation of an asset than a shorter duration would given the same circumstances.

     Early in the year, some economic data began to suggest that the economy was gaining some momentum. So by March, we had repositioned the fund's duration and portfolio for a more stable interest rate environment, rather than for a declining interest rate environment. Unfortunately, like the rest of the bond market, we had not anticipated the strong March employment report. As a result, the corresponding and subsequent increase in market yields hurt the fund's performance.

     On a more positive note, the higher interest rate environment that persisted throughout the remainder of the period did provide enough incremental income for the fund's dividend to be increased. This increase in income generated from the higher market rates also offset some of the price depreciation of the fund's holdings.

Q    HOW DID YOU ADJUST THE PORTFOLIO TO RESPOND TO THE CHANGING MARKET
CONDITIONS?

A    Our primary course of action was to shorten the duration of the fund as it was apparent that rates would continue to rise. We shortened duration by increasing the fund's exposure to current coupon adjustable rate mortgages
(ARMs) and by selling teaser rate ARMs and three- to five-year Treasuries. We favored current coupon ARM securities over Treasuries because of the additional yield advantage they provided.

     As rates rose, fears of mortgage prepayments began to fade, making current coupon ARMs even more appealing. As the name suggests, current coupon ARMs (also called fully-indexed ARMs) pay the current interest rate available in the market at the time of their issue. Current coupon ARMs are attractive investments when interest rates are stable or rising because they have shorter durations. Because of their shorter duration, they reset to market rates more frequently and therefore can provide competitive rates of income.

Q    WHAT'S AHEAD FOR THE GOVERNMENT MARKET?

A    We expect moderate economic growth to continue, but not at an inflationary pace. Even given the current environment, it looks as if rates will remain relatively stable through the remainder of 1996, which would be positive for the government market and Kemper Adjustable Rate U.S. Government Fund. In such an environment, we would continue to favor fully-indexed ARMs because of their yield advantage over Treasuries.

Q    WHAT COULD THREATEN YOUR OUTLOOK?

A    The primary risk in our assumption is that economic growth would begin to accelerate at an inflationary pace. If that were to happen, interest rates would surely rise and we'd need to cut the fund's duration even further. But from the current economic data available, we do not anticipate that happening.

PERFORMANCE UPDATE


--------------------------------------------------------------------------------
Average Annual Total Returns*
--------------------------------------------------------------------------------

FOR PERIODS ENDED AUGUST 31, 1996 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)


                                                                1-YEAR     5-YEAR     LIFE OF CLASS
---------------------------------------------------------------------------------------------------
- KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
    CLASS A                                                        0.90%      4.63%        6.19%
---------------------------------------------------------------------------------------------------
- KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
    CLASS B                                                        0.81%       N/A         2.71
---------------------------------------------------------------------------------------------------
- KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
    CLASS C                                                        3.82%       N/A         4.06
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER ADJUSTABLE
RATE U.S. GOVERNMENT FUND CLASS A FROM 9/1/87 TO 8/31/96
--------------------------------------------------------------------------------

                                 [LINE GRAPH]


                                                       9/1/87   12/31/89    12/31/91     12/31/91     8/31/96
---------------------------------------------------------------------------------------------------------------
- KEMPER ADJUSTABLE RATE U.S. GOVERNMENT
    CLASS A1                                            $10,000    $11,023     $12,054      $12,745     $13,724
- SALOMON BROTHERS
    6-MONTH T-BILL**                                     10,000     11,988      13,600       15,641      17,863
- CONSUMER PRICE INDEX++                                 10,000     11,489      13,973       15,547      17,172
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER ADJUSTABLE
RATE U.S. GOVERNMENT FUND CLASS A FROM 1/1/92 TO 8/31/96
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

                                                     1/1/92      12/31/93    12/31/94    12/31/95     8/31/96
-------------------------------------------------------------------------------------------------------------
- KEMPER ADJUSTABLE RATE U.S. GOVERNMENT
    CLASS A1                                         $10,000      $10,739     $10,692     $11,601    $11,862
- LEHMAN BROTHERS ADJUSTABLE RATE
    MORTGAGE INDEX+                                   10,000       11,130      11,131      12,433     12,851
- CONSUMER PRICE INDEX++                              10,000       10,573      10,856      11,131     11,385
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER ADJUSTABLE
RATE U.S. GOVERNMENT FUND CLASS B FROM 5/31/94 TO 8/31/96
--------------------------------------------------------------------------------


                                 [LINE GRAPH]

                                                     5/31/94    12/31/94   12/31/95    8/31/96
------------------------------------------------------------------------------------------------
- KEMPER ADJUSTABLE RATE U.S. GOVERNMENT
    CLASS A1                                           $10,000     10,149      10,407     10,644
- LEHMAN BROTHERS ADJUSTABLE RATE
    MORTGAGE INDEX+                                     10,000     10,107      11,289     10,407
- CONSUMER PRICE INDEX++                                10,000      9,958      10,744     10,623
------------------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of dividends and for Class A shares adjustment for the maximum sales charge of 3.5%, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) of 3% and for C shares no adjustment for sales charge. The maximum B share CDSC is 4%. For C shares purchased after 4/1/96 there is a 1% CDSC on certain redemptions within the first year of purchase.

Please note the Kemper Adjustable Rate U.S. Government Fund was previously the Kemper Enhanced Government Income Fund. The fund's investment objective and policies were changed on 1/1/92. Prior to the changes, the fund's objective was to seek high current return by investing primarily in U.S. Government securities. Since the change, the fund's objective has been to seek high current income consistent with low volatility of principal. The fund seeks its new objective by investing primarily in adjustable rate U.S. Government securities. The first chart represents the life of fund performance (since 9/1/87) and the following charts represent the fund's performance under its new objective (since 1/1/92).

(1)Performance includes reinvestment of dividends and adjustment for the applicable sales charge in effect at the end of the period. In comparing the Kemper Adjustable Rate U.S. Government Fund performance to the Lehman Brothers Adjustable Rate Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

**Salomon Brothers 6-month T-Bill Index is an unmanaged index based on the average monthly yield of a 6-month Treasury Bill. Rates of Treasury obligations are fixed at issuance, and payment of principal and interest is backed by the U.S. Treasury. Market value will generally fluctuate inversely with interest rates prior to maturity and will equal par at maturity. Due to their short maturities, Treasury Bills experience very low market volatility.

+The Lehman Brothers Adjustable Rate Index is a broad market capitalization index of the agency Adjustable Rate Mortgage market. All securities in the index have coupons that periodically adjust based on a spread over a published index, and all are government agency guaranteed. Source is Lehman Brothers.

++The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER ADJUSTABLE
RATE U.S. GOVERNMENT FUND CLASS C FROM 5/31/94 TO 8/31/96
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

                                                       5/31/94    12/31/94   12/31/95    8/31/96
- KEMPER ADJUSTABLE RATE U.S.
    GOVERNMENTAL C1                                    $10,000    $ 9,973    $10,750    $10,940
- LEHMAN BROTHERS ADJUSTABLE RATE
    MORTGAGE INDEX+                                     10,000     10,107     11,289     11,669
- CONSUMER PRICE INDEX++                                10,000     10,149     10,407     10,644

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                  [PIE CHART]



-----------------------------------------------------------------------------------
                                            ON 8/31/96                 ON 8/31/95
GOVERNMENT AGENCIES ARMS                         82%                        91%
-----------------------------------------------------------------------------------
FIXED RATE AGENCY SECURITIES                      1                          1
-----------------------------------------------------------------------------------
GOVERNMENT BONDS:
   SHORT-TERM                                    11                         --
-----------------------------------------------------------------------------------
   INTERMEDIATE-TERM                              6                          8
-----------------------------------------------------------------------------------
                                                100%                       100%


DURATION


                                            ON 8/31/96                 ON 8/31/95
---------------------------------------------------------------------------------
DURATION                                    3.1 YEARS                  4.7 YEARS
---------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
Portfolio of Investments at August 31, 1996
(Dollars in thousands)


---------------------------------------------------------------------------------------------------------------------
                                                               COUPON                         PRINCIPAL
U.S. GOVERNMENT OBLIGATIONS                 TYPE                RATE           MATURITY        AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                      Notes                    8.875%               1997          $  4,000       $ 4,126
SECURITIES - 23.2%                                          9.00-9.25            1998            17,000        17,820
(Cost: $22,181)
                                   ==================================================================================
                                                                                                               21,946
---------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                  Adjustable rate          7.972                2019             7,978         8,292
MORTGAGE CORPORATION -             mortgages (a)            7.875                2020             2,144         2,204
68.9%                                                       7.132-7.875          2022            18,867        19,288
(Cost: $64,984)                                             7.365-7.689          2023            12,358        12,604
                                                            7.51                 2024             6,568         6,740
                                                            7.346                2025            10,059        10,298
                                                            7.00                 2026             5,000         5,098
                                   Fixed rate               11.25                2010               425           467
                                   collateralized           11.00                2014                98           106
                                   mortgage obligations
                                   ==================================================================================
                                                                                                               65,097
---------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                   Adjustable rate          6.999                2019             3,963         4,068
MORTGAGE ASSOCIATION -             mortgages (a)            7.652-7.767          2021             4,237         4,373
13.1%                                                       5.90                 2025             3,846         3,936
(Cost: $12,342)
                                   ==================================================================================
                                                                                                               12,377
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                Pass-through             11.00                2018               434           480
MORTGAGE ASSOCIATION -             certificates
 .5%
(Cost: $487)
---------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS--105.7%
                                   (Cost: $99,994)                                                             99,900
                                   ==================================================================================
                                   LIABILITIES, LESS CASH AND OTHER ASSETS--(5.7)%                             (5,423)
                                   ==================================================================================
                                   NET ASSETS--100%                                                           $94,477
                                   ==================================================================================

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Adjustable rate securities. The coupon rates on these securities vary with a selected index at specified intervals and the rates shown above are the effective rates on August 31, 1996. The dates shown represent the final maturity of the obligations.

Based on the cost of investments of $99,994,000 for federal income tax purposes at August 31, 1996, the gross unrealized appreciation was $262,000, the gross unrealized depreciation was $356,000 and the net unrealized depreciation of securities was $94,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Adjustable Rate U.S. Government Fund as of August 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Adjustable Rate U.S. Government Fund at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          October 16, 1996

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
  ASSETS
-------------------------------------------------------------------------------------------------------

Investments, at value
(Cost: $99,994)                                                                                $ 99,900
-------------------------------------------------------------------------------------------------------
Cash                                                                                              1,028
-------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                                   11
-------------------------------------------------------------------------------------------------------
  Investments sold                                                                                7,797
-------------------------------------------------------------------------------------------------------
  Interest                                                                                        1,220
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                109,956
=======================================================================================================

  LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------
Payable for:
  Dividends                                                                                         126
-------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                                                               55
-------------------------------------------------------------------------------------------------------
  Investments purchased                                                                          15,168
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                     43
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                        16
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                             37
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           34
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                            15,479
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $ 94,477
=======================================================================================================
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------

Paid-in capital                                                                                $105,477
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                    (11,624)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                          (94)
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                 718
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                    $ 94,477
=======================================================================================================
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($86,993,000 / 10,578,000 shares outstanding)                                                   $8.22
-------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 3.63% of
  net asset value or 3.50% of offering price)                                                     $8.52
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($6,298,000 / 765,000 shares outstanding)                                                       $8.23
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,186,000 / 144,000 shares outstanding)                                                       $8.24
=======================================================================================================

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Interest income                                                                                  $7,561
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                    627
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                          51
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                       230
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                            378
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                  37
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                            23
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           18
-------------------------------------------------------------------------------------------------------
    Total expenses                                                                                1,364
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                             6,197
=======================================================================================================
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investments (including options purchased)                            80
-------------------------------------------------------------------------------------------------------
  Net realized loss from futures transactions                                                      (100)
-------------------------------------------------------------------------------------------------------
    Net realized loss                                                                               (20)
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                             (928)
-------------------------------------------------------------------------------------------------------
Net loss on investments                                                                            (948)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $5,249
=======================================================================================================


STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                               YEAR ENDED AUGUST 31,
                                                                            1996                  1995
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                                   $  6,197                  9,245
---------------------------------------------------------------------------------------------------------
  Net realized loss                                                            (20)                (3,301)
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                          (928)                 2,153
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         5,249                  8,097
---------------------------------------------------------------------------------------------------------
Net equalization charges                                                      (272)                  (591)
---------------------------------------------------------------------------------------------------------
Distribution from net investment income                                     (6,117)                (9,118)
---------------------------------------------------------------------------------------------------------
Net decrease from capital share transactions                               (34,140)               (71,446)
---------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                               (35,280)               (73,058)
=========================================================================================================
 NET ASSETS
---------------------------------------------------------------------------------------------------------

Beginning of year                                                          129,757                202,815
---------------------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment income
of $718,000 and $904,000, respectively)                                   $ 94,477                129,757
=========================================================================================================

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Adjustable Rate U.S. Government Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C Shares do not convert into another class. Class I shares (none sold through August 31, 1996) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. Each share represents an identical interest in the investments of the Fund and has the same rights.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used.
                             Over-the-counter traded fixed income options are valued based upon prices provided by market makers.
                             Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At August 31, 1996 the Fund had $5,132,000 in purchase commitments outstanding (5% of net assets), with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at August 31, 1996, amounting to approximately $11,606,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1997 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $627,000 for the year ended August 31, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                         COMMISSIONS
                                                                                        ALLOWED BY KDI
                                                                 COMMISSIONS     ----------------------------
                                                               RETAINED BY KDI   TO ALL FIRMS   TO AFFILIATES
                                                               ---------------   ------------   -------------
                             Year ended August 31, 1996            $11,000          88,000            --

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                                      COMMISSIONS AND
                                                                                                     DISTRIBUTION FEES
                                                                           DISTRIBUTION FEES            PAID BY KDI
                                                                           AND CDSC RECEIVED   ------------------------------
                                                                                BY KDI         TO ALL FIRMS    TO AFFILIATES
                                                                           -----------------   -------------   --------------
                                          Year ended August 31, 1996            $70,000            65,000           5,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                        ASF PAID BY KDI
                                                                ASF PAID BY      -----------------------------
                                                              THE FUND TO KDI    TO ALL FIRMS    TO AFFILIATES
                                                              ----------------   -------------   -------------
                             Year ended August 31, 1996           $230,000          231,000          5,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $302,000 for the year ended August 31, 1996.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. For the year ended August 31, 1996, the Fund made no payments to its officers and incurred trustees' fees of $15,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended August 31, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $337,779

                             Proceeds from sales                         370,173

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                          YEAR ENDED AUGUST 31,
                                                         -------------------------------------------------------
                                                         SHARES  1996  AMOUNT            SHARES   1995  AMOUNT
                                    ----------------------------------------------------------------------------
                                     SHARES SOLD
                                    ----------------------------------------------------------------------------
                                     Class A               3,196        $26,308           4,898       $  39,971
                                    ----------------------------------------------------------------------------
                                     Class B                 352          2,925             605           4,993
                                    ----------------------------------------------------------------------------
                                     Class C                 126          1,046             169           1,399
                                    ----------------------------------------------------------------------------
                                     SHARES ISSUED IN
                                     REINVESTMENT OF
                                     DIVIDENDS
                                    ----------------------------------------------------------------------------
                                     Class A                 500          4,138             737           6,072
                                    ----------------------------------------------------------------------------
                                     Class B                  27            224              24             195
                                    ----------------------------------------------------------------------------
                                     Class C                   6             51               6              49
                                    ----------------------------------------------------------------------------
                                     SHARES REDEEMED
                                    ----------------------------------------------------------------------------
                                     Class A              (8,043)       (66,310)        (14,546)       (119,011)
                                    ----------------------------------------------------------------------------
                                     Class B                (182)        (1,513)           (478)         (3,932)
                                    ----------------------------------------------------------------------------
                                     Class C                (122)        (1,009)           (142)         (1,182)
                                    ----------------------------------------------------------------------------
                                     CONVERSION OF SHARES
                                    ----------------------------------------------------------------------------
                                     Class A                  14            113              31             262
                                    ----------------------------------------------------------------------------
                                     Class B                 (14)          (113)            (31)           (262)
                                    ----------------------------------------------------------------------------
                                     NET DECREASE FROM
                                     CAPITAL SHARE
                                     TRANSACTIONS                      $(34,140)                      $ (71,446)
                                    ----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts to take advantage of anticipated market conditions and bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to segregate liquid assets with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract changes. At August 31, 1996, the market value of assets segregated by the Fund was $6,517,000 for the following financial futures contracts owned by the Fund.

                                                   FACE                   EXPIRATION    LOSS AT
                                     TYPE         AMOUNT      POSITION       MONTH      8/31/96
                               -----------------------------------------------------------------
                               U.S. Treasury
                               Note             $5,988,000    Long        Sept. '96     $(15,000)

FINANCIAL HIGHLIGHTS

                                                    -----------------------------------------------
                                                                        CLASS A
                                                    -----------------------------------------------
                                                              YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------
                                                    1996      1995     1994     1993     1992
                                                    ----      ----     ----     ----     ----
---------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $8.30     8.33     8.68     8.63      8.37
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .46      .48      .34      .47       .63
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            (.09)    (.04)    (.29)     .02       .22
---------------------------------------------------------------------------------------------------
Total from investment operations                      .37      .44      .05      .49       .85
---------------------------------------------------------------------------------------------------
Less distribution from net investment income          .45      .47      .40      .44       .59
---------------------------------------------------------------------------------------------------
Net asset value, end of year                        $8.22     8.30     8.33     8.68      8.63
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                         4.55%    5.52      .59     5.87     10.56
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
Expenses                                             1.15%    1.10      .93      .21       .28
---------------------------------------------------------------------------------------------------
Net investment income                                5.49     5.76     3.96     5.44      7.02
---------------------------------------------------------------------------------------------------

                                         -------------------------------------     -----------------------------------------
                                                        CLASS B                                     CLASS C
                                         -------------------------------------     -----------------------------------------


                                                                     MAY 31,                                  MAY 31,
                                         YEAR ENDED AUGUST 31,       1994 TO       YEAR ENDED AUGUST 31,      1994 TO
                                         ---------------------      AUGUST 31,     ---------------------     AUGUST 31,
                                          1996            1995         1994        1996            1995         1994
                                         -------         -----      ----------     ------         ------     -----------
------------------------------------------------------------------------------     -----------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------     -----------------------------------------
Net asset value, beginning of period      $8.31            8.32           8.37      8.32            8.33           8.37
------------------------------------------------------------------------------     -----------------------------------------
Income from investment operations:
  Net investment income                     .40             .43            .07       .40             .43            .08
------------------------------------------------------------------------------     -----------------------------------------
  Net realized and unrealized loss         (.09)           (.04)          (.04)     (.09)           (.04)          (.04)
------------------------------------------------------------------------------     -----------------------------------------
Total from investment operations            .31             .39            .03       .31             .39            .04
------------------------------------------------------------------------------     -----------------------------------------
Less distribution from net investment
income                                      .39             .40            .08       .39             .40            .08
------------------------------------------------------------------------------     -----------------------------------------
Net asset value, end of period            $8.23            8.31           8.32      8.24            8.32           8.33
==============================================================================     =========================================
TOTAL RETURN (NOT ANNUALIZED)              3.79%           4.84            .34      3.82            4.89            .47
------------------------------------------------------------------------------     -----------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------     -----------------------------------------
Expenses                                   1.89%           1.85           1.96      1.89            1.79           1.88
------------------------------------------------------------------------------     -----------------------------------------
Net investment income                      4.75            5.01           3.36      4.75            5.07           3.52
----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------------------------

                                                          YEAR ENDED AUGUST 31,
                                          1996        1995        1994        1993        1992
-----------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands) $94,477     129,757     202,815     212,694     174,967
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                      272%        308         533         138         309
-----------------------------------------------------------------------------------------------------

NOTES: ZKI agreed to waive its management fee and absorb certain operating expenses during a portion of the fiscal year ended August 31, 1992. Thereafter, these expenses were gradually reinstated from December 31, 1992 through January 31, 1994. Without this agreement, the ratios of expenses and net investment income to average net assets for Class A shares would have been .99% and 3.90% for the year ended August 31, 1994, .95% and 4.70% for the year ended August 31, 1993, and .90% and 6.40% for the year ended August 31, 1992.

Total return does not reflect the effect of any sales charges.

                                    NOTES

TRUSTEES&OFFICERS

TRUSTEES

STEPHEN B. TIMBERS
President and Trustee

DAVID W. BELIN
Trustee

LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

DOMINIQUE P. MORAX
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

OFFICERS

J. PATRICK BEIMFORD, JR.
Vice President

ELIZABETH A. BYRNES
Vice President

CHARLES R. MANZONI, JR.
Vice President

JOHN E. NEAL
Vice President

RICHARD L. VANDENBERG
Vice President

PHILIP J. COLLORA
Vice President
and Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT     KEMPER SERVICE COMPANY
                              P.O. Box 419557
                              Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                              Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS          ERNST & YOUNG LLP
                              233 South Wacker Drive
                              Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER            ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER         KEMPER DISTRIBUTORS, INC.
                              222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

[RECYCLE LOGO]
Printed on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Fund prospectus.
                                                             [KEMPER FUNDS LOGO]
                                                                         1023310
KARGF - 2 (10/96)                                          Printed in the U.S.A.